THIRD AMENDMENT TO CONTRACT OF PURCHASE AND SALE

THIS THIRD AMENDMENT TO CONTRACT OF PURCHASE AND SALE (this “Third Amendment’) is made and entered into as of the 15th day of February, 2010 by and between PREFERRED APARTMENT COMMUNITIES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, as assignee of Preferred Apartment Communities, Inc., a Maryland corporation (“Purchaser”), and OXFORD SUMMIT DEVELOPMENT, LLC, a Georgia limited liability company (“Oxford”), and WILLIAMS REALTY FUND I, LLC, a Georgia limited liability company (“Williams”; Oxford and Williams are hereinafter referred to individually as a “Seller” and collectively as “Sellers”).

RECITALS

WHEREAS, Sellers and Purchaser entered into that certain Contract of Purchase and Sale dated as of September 29, 2010 with respect to that certain apartment project located in Forsyth County, Georgia, as amended by that certain First Amendment to Contract of Purchase and Sale dated as of December 14, 2010, and as further amended by that certain Second Amendment to Contract of Purchase and Sale dated as of December 28, 2010 (collectively, the “Contract”); and

WHEREAS, Sellers and Purchaser now desire to amend and modify the Contract as set forth below.

NOW, THEREFORE, for and in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers and Purchaser hereby agree as follows:

1.	All capitalized terms used herein and not otherwise defined shall have those meanings ascribed to such terms in the Contract.

2.	In Section 3 of the Contract, the words and numbers “February 15, 2011” are hereby deleted in their entirety, and the words and numbers “April 5, 2011” are hereby inserted in lieu thereof.

3.	Except as expressly amended herein, all terms and conditions of the Contract remain in full force and effect.

4.	This Third Amendment may be executed via facsimile or electronic PDF counterpart and a facsimile or PDF signature page shall be deemed an original for purposes of this Third Amendment.

[SIGNATURES COMMENCE ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have hereto signed, sealed, and delivered this Third Amendment as of the date first above written.

PURCHASER:	PREFERRED APARTMENT COMMUNITIES OPERATING
PARTNERSHIP, L.P., a Delaware limited partnership

	By:	Preferred Apartment Communities, Inc., a Maryland
Corporation, its General Partner

		By:	/s/ John A. Williams
John A. Williams, its President
and Chief Executive Officer

[SEAL]

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

SELLERS:	OXFORD SUMMIT DEVELOPMENT, LLC,
a Georgia limited liability company

	By:	/s/ W. Daniel Faulk, Jr.
W. Daniel Faulk, Jr.,
its Manager

[SEAL]

WILLIAMS REALTY FUND I, LLC, a
Georgia limited liability company

By:	Williams Realty Fund Manager I, LLC,
a Georgia limited liability company,
its Manager

	By:	Williams Realty Advisors, LLC, a
Georgia limited liability company,
its Manager

		By:	/s/ John A. Williams, Jr.
John A. Williams, Jr., its President
and Chief Operating Officer

[SEAL]